                                                                    EXHIBIT 10.7

--------------------------------------------------------------------------------



                AGREEMENT FOR THE ASSIGNMENT OF ADVERTISING SPACE


                                 ENTERED INTO BY


                   TELECOMUNICACOES DE SAO PAULO S.A. -TELESP

                                      WITH

                            AOL DO BRASIL LTDA. - AOL


--------------------------------------------------------------------------------

                AGREEMENT FOR THE ASSIGNMENT OF ADVERTISING SPACE


By the present instrument, the parties: (a) TELECOMUNICACOES DE SAO PAULO S.A. -TELESP, with its main place of business in the city of Sao Paulo, State of Sao Paulo, at Rua Martiniano de Carvalho, 851, enrolled in the National Registry of Legal Entities-CNPJ/MF under n(0) 02.558.157/0001-62, in this act represented pursuant to its Bylaws, hereinafter simply called "TELESP" and (b) AOL DO BRASIL LTDA., with its main place of business in the city of Sao Paulo, State of Sao Paulo, at Avenida Industrial, n(0) 600, 2(0) andar, enrolled in the National Registry of Legal Entities-CNPJ/MF under n(0) 03.032.579/001-62, in this act represented pursuant to its Bylaws, hereinafter simply called "AOL" and collectively with "TELESP", the "Parties",

WITNESSETH

WHEREAS AOL provides services related to the worldwide computer network ("Internet"), such as Internet access service and the provision of editorial, commercial content as well as of other contents to the Internet through, including but not limiting to, its home page on the Internet, accessible at the address WWW.AOL.COM.BR, simply called "AOL HOME PAGE";

WHEREAS AOL is a company in the market of access services and of availability of content in the Internet ("AOL Services") and, in view of the big audience and covering of AOL Services in the national territory, which provides great visibility to the goods and services of its advertisers in general, being also awarded with a significant basis of paying subscribers.

WHEREAS TELESP is interested in reaching the market of subscribers of AOL Services of AOL in the State of Sao Paulo;

WHEREAS TELESP is interested in advertising its trademark in the AOL Services, aiming at reaching the aforementioned "target public";

In witness whereof, the parties enter into the present agreement for the assignment of Advertising Space ("Agreement"), that shall be governed by the following clauses and conditions:

1-THE OBJECT

1.1. This Agreement has as its purpose the hiring, by TELESP, of advertising space in AOL Services ("AOL HOME PAGE"), complying with the provisions of Clause 2.1 herein below and its Sub-clauses, for a twelve-month term, counted as of January 1, 2003, for the conveyance of advertising of the trademarks of TELESP's or Telefonica Group's ownership.

2- AMOUNTS AND FORM OF PAYMENT

2.1. For the advertising space made available pursuant to the terms of this Agreement, (independently of the actual use of such spaces by TELESP) TELESP shall pay AOL, monthly, the amount calculated by the application of the price list contained in Exhibit II, attached to the present instrument. In the amounts contained in Exhibit II all the direct and indirect taxes and fees levied on the services herein agreed upon are included, as well as the [**] by AOL.

         2.1.1. The parties expressly agree that the monthly amount set forth in Clause 2.1 above, shall be adjusted (higher or lower, as the case may be) by means of prior notice, at least [**] ([**]) days in advance, in the assumption of attested increase or reduction of the rates or yet of the creation or cessation of any taxes, contributions or incidental charges over the advertising conveyance, object of the present Agreement, being assured, nonetheless, that such amounts shall not undergo any increase by virtue of fact or act exclusively attributed to AOL.

         2.1.2. The monthly amount defined in clause 2.1 shall be adjusted, as of the present date, at each [**]-month ([**]) term, or a lesser period, if allowed by the legislation in force, based on the variation of the General Price Index-Internal Availability - IGP-DI- conveyed by Getulio Vargas Foundation, or, in case such index is discontinued, based on another index that shall eventually lawfully replace it.

2.3. The amounts to be monthly paid by TELESP to AOL (as well as the respective advertising space to be made available by AOL to TELESP), shall be verified monthly pursuant to the strict terms of Exhibit II, so as to reflect the overall number of AOL's subscribers exposed to the retained advertising ("Target Public").

         2.3.1. So as to comply with the provisions of Clause 2.3, the Parties assume, as a rule for the verification of the Target Public (expressed in the number of subscribers in the left column of the chart on Exhibit
         II), throughout the validity of the present Agreement, the [**] of [**] ([**]) subscribers for each AOL's [**] in the Telefonica do Estado de Sao Paulo's [**], independently of the effective occupation of the aforementioned [**].

2.4. The monthly installments determined in Clause 2.1 above, shall be due on the [**] week day of each month, subsequent to the conveyance month, thus being the [**] one due on the [**] week day of [**].

2.4. AOL shall present to TELESP, at least [**] ([**]) days prior to the aforementioned payment date, the respective collection documents, related to the reference month services and TELESP shall make the respective payment through credit to bank current accounts, to be subsequently informed by AOL.

         2.4.1. The deposit slip in AOL's favor, as the case may be, shall be considered adequate for the verification of the acquittance of the payments due by TELESP.

2.5. In the assumption that the payments set forth in this clause are not effected on the date herein agreed upon, a [**] percent ([**] %) fine, besides a [**] percent ([**] %) interest on arrears per month or month fraction, as well as the price-level restatement verified by the variation of the General Index of Prices- Market (IGP-M), conveyed by the Getulio Vargas Foundation, shall be levied on the amount of the installment due, as of the due date until the date of the effective payment.

2.6. The amount set forth in Clause 2.1 does not include any costs related to the creation of advertising material, neither does it include commissions by chance owed to advertising and publicity agencies, which shall be TELESP's responsibility.

3- ADVERTISING

3.1. The advertising spaces to be made available by AOL, for the display of TELESP's trademark, shall comply with the following:

         a) TELESP will request, through the Media Plans for each campaign, the channels that will be used, according to the specific needs, provided that the provisions of Exhibit I of this Agreement are complied with and that the availability of AOL's inventory is respected. The Parties agree that the format, the intensity and the period of time for the conveyance of the advertising pieces, contained in Exhibit I, can be altered by mutual agreement of the Parties.

         b) For the purposes of conveyance, the formats to be considered as being advertising formats shall be the ones mentioned in
                  Exhibit I, as well as the new formats that may be developed, conveying Telefonica Group's goods and services, provided that they are previously approved, in writing, by the Parties.

         c) TELESP, at its own exclusive discretion, shall define the content of the advertising pieces, and can, inclusive, use the space for the conveyance of advertising of any of the Telefonica's Group's companies, except for the cases of conveyance of advertising material of companies, the product and/or service of which are direct competitors to AOL in the segment of providing access to the Internet.

         d) TELESP shall provide AOL, as the case may be, with the material to be conveyed, up to the [**] ([**]) day of the month previous to the intended conveyance, and TELESP can replace the supplied material, at its own exclusive discretion, provided that it informs AOL, as the case may be, with at least [**] ([**]) days prior notice. In case of failure in the supply of the material, in accordance with what has been herein agreed upon, AOL shall be released of the obligation of conveying the aforementioned advertising.

         e) The insertions will be bound to the compliance of AOL's rules and policies for the other advertisers, to the conditions set forth in this Agreement and shall further comply with the specific terms and conditions set forth in the media plan, monthly jointly devised by the Parties and which establishes the conveyance prices, the conveyance period and the form and place of the advertising display.

3.2. AOL agrees to make monthly available to TELESP, the retained spaces, pursuant to the terms of the Agreement, equivalent to, at least, [**] percent ([**]%) of the monthly amount mentioned in Clause 2.2 above. In the assumption that AOL, as the case may be, even if justifiably, fails to deliver the amounts of imprints within the term agreed upon, the Parties agree that the positive balance may eventually be used by TELESP within the maximum term of [**] ([**]) months.

4. LINKS

4.1. AOL will be able to, at its own exclusive discretion, keep links in the home page and in the AOL Service for direct access to the "TELEFONICA" Home Page, accessible through the address: WWW.TELEFONICA.COM.BR, by means of the inclusion of banners or any other form of active advertising conveyance.

5. RESPONSIBILITIES OF THE PARTIES

5.1. The Parties shall appoint their respective, duly qualified representatives for the purposes of this Agreement, who will be responsible for the technical information interchange between the Parties regarding the conveyance of the advertising pieces.

5.2. TELESP shall not be responsible for the services rendered by AOL, being each one of them responsible for complying with the legislation in force and for answering before consumers, public agencies and third parties.

5.3. AOL has no responsibility whatsoever for the services rendered by TELESP, which shall be the sole responsible for complying with the legislation in force, answering before consumers, public agencies and third parties. The content of the advertising to be conveyed in the HOME PAGE shall also be TELESP's responsibility, especially on whatever refers to the compliance with the pertinent legislation, particularly, but not exclusively, the Consumer Defense Code, the Standard Norms of the Advertising Activity -CENP- and the Advertising Self-Regulation Code -CONAR, agreeing to indemnify and defend AOL in any lawsuit, claim or procedure filed by consumers, who may eventually complain about the services provided by TELESP, as well as to indemnify AOL for whatever direct or indirect losses and damages, which they may incur by virtue of providing such service, of claims or procedures.

6. VALIDITY

6.1. The present Agreement shall remain valid and in force for a twelve-month
(12) period, counted as of January 1, 2003, the date when the advertising conveyance hereby retained shall start.

         6.1.1. This agreement shall be automatically renewed, a single time for an equal period, in case the same provisions in force are kept for the payment for the use of networks for the traffic of data.

7-TERMINATION

7.1. Any of the Parties can terminate the present agreement of its own right, with no lien whatsoever, independently of any procedure or judicial or extra-judicial notification, merely by means of a simple notice, in case the other Party:

         (i) sub-hires third parties or transfers to third parties, in the whole or in part, its rights and obligations arisen from this Agreement, without the prior written consent of the other Party/ Parties.

         (ii) files for Chapter 11 reorganization or has a petition in bankruptcy ruled or confesses and requests its bankruptcy, liquidation or dissolution.

7.2 The advanced termination, unilateral and without cause of the present Agreement (thus understood any advanced termination which fails to have as a reason any of the assumptions described in clause 7.1 above) by any of the Parties, shall subject that Party that has terminated the agreement to the payment, on the pretence of a fine, losses and damages, loss of profits and incidental damages, all of which pre-fixed, to the other party, equivalent to the totality of the amount then coming due of the present Agreement (i.e. the result of the multiplication of the total amount monthly paid by TELESP to AOL in the month previous to that of the termination by the number of months still missing for the agreement to expire).

        7.2.1. The Parties expressly agree that, failing to punctually effect the full payment of at least [**] ([**]) monthly installments consecutively to AOL, shall be considered an advanced unilateral termination without cause called by TELESP (which, therefore, shall give rise to the payment of the fine above arbitrated by TELESP).

7.3. The Agreement's advanced expiration by any of the Parties, for whatever reason, shall imply the Agreement's expiration for all the Parties of the Agreement, except in case there is a different written arrangement between the remaining Parties.

8-CONFIDENTIALITY

8.1. Each of the Parties, by virtue of the access they have had and that they will have to privileged or classified information from the other parties, reciprocally accept the commitment of, except in the cases set forth in item 8.2 below:

         a) not to convey totally or partially the existence, the object and/or the content of this Agreement to any third parties, who are not their respective administrators, representatives, employees and advisors, from whom they will demand, under their exclusive responsibility, equal obligations of confidentiality and to take the necessary measures to prevent the reproduction or disclosure of the confidential information of the other Party, at least in equivalent form to that which they adopt to protect their own information of their exclusive ownership, throughout the validity of this agreement and for a period of [**] ([**]) years subsequent to its expiration or termination;

         b) not to allow third party's access to classified information of the other Party, who are not their respective administrators, representatives, employees and advisors, and to these, only in the necessary extent to allow the attainment of this Agreement's objective;

         c) not to use any information, except for the purposes set forth in this Agreement; and

         d) to keep full confidentiality regarding the received information, including watching over them rigorously, so that there shall not be circulation of copies, e-mails, facsimiles and other forms of communication of private and public information, besides those which are strictly necessary for this Agreement's compliance.

         e) to take all the necessary measures to prevent the reproduction or disclosure of the confidential information of the other Party, at least in equivalent form to that which they adopt to protect their own information of their exclusive ownership, throughout the validity of this agreement and for a period of [**] ([**]) years subsequent to its expiration or termination; and

         f) to immediately quit using such information in case of termination, resolution or expiration of this Agreement and of the agreements stemming herefrom, informing all their managers, employees, representatives, service providers and others involved, that such confidential information can no longer be used.

8.2. The Parties hereby declare that assumptions herein below do not feature a violation to the provisions of this Clause 8:

         a) if the information becomes available to the public in general by a means that does not stem from the disclosure by the Parties or their representatives, their parent companies, their controlled companies or companies which, either directly or indirectly, are subject to the same control that this Party is subject to.

         b) if the revelation is required by a governmental authority or order of the court with jurisdiction, under the penalty of being featured as non-compliance or other penalty. In these assumptions, the material to be disclosed shall be object of all applicable governmental or judicial protection, and the Party shall be compelled to disclose such information and to notify the other Party previously to its disclosure; or

         c) if the disclosure is previously authorized by the other Party, in writing.

8.3. The Parties acknowledge that all the classified information provided constitute exclusive property of the Party that has supplied it and that its disclosure or the fact of entering into this Agreement does not feature, in any circumstances, license, authorization, granting, assignment, transference, either express, tacit or implicit, of any copyright, intellectual property, idea, concept, trademark, patent or any other ownership right of the Parties.

8.4. For the purposes of the present Agreement, it is understood as confidential or privileged information all information whatsoever and documents of all kinds that are delivered to one of the Parties by the other Party, or by its advisors, auditors, accountants, attorneys, representatives and employees, which relate to the Parties' businesses or their clients' businesses, to suppliers and associates, including but with no limitation whatsoever, management data, financial data and market strategies. The Parties shall advise all those who supply access to classified information of the other Party about the confidentiality obligation and about the non-disclosure of the information presently assumed.

8.5. The Parties shall remain compelled to keep and maintain the strictest confidentiality regarding classified or privileged information, obtained by virtue of this Agreement's performance, for a ([**]) [**]-year term, counted as of its expiration.

8.6. Violation to the duties set forth in this Clause 8 or failing to comply with the confidentiality duties determined in this instrument, will subject the violating Party to reimbursement for all the losses incurred by the damaged Party due to such violation, being such obligation limited to an indemnification related exclusively to the direct damages, duly verified, that such injured Party may eventually undergo by virtue of the non-compliance with the CONFIDENTIALITY duties herein agreed upon.

9- OTHER CONTRACTUAL CONDITIONS

9.1. The present Agreement cannot be assigned or in any other way transferred to third parties by any of the Parties, without the previous express consent of the other Party/Parties.

9.2. The responsible management for this Agreement are, as follows:

at AOL:

         Interactive Marketing Department
         Av. Marginal do Rio Pinheiros, 5200 - Ed. Philadelphia - Bloco B 2o andar Sao Paulo - SP
         CEP: 05693-000
         Tel:  (11)  3759-7587
         Fax: (11)  3759-7475

at TELESP:

Mr. :____________________________________________
Rua Martiniano de Carvalho, 851, 16(0)andar-Sao Paulo
Tel:
e-mail: __________________________________________

9.4. All the understandings between the Parties regarding the performance of the present Agreement shall be performed in writing, except for eventual oral guidelines arisen due to emergencies, guidelines which shall have to be formalized by the parties, in the maximum of [**] ([**]) days subsequent to the occurrence of such a fact.

9.5. Except for any express provision to the contrary, all the terms and conditions of this Agreement are due independently of judicial or extra-judicial notification or summons.

9.6. Tolerance to eventual infractions of the other Party to the conditions set forth in this Agreement shall not be valid as a precedent or renewal, or even as waiver to the rights that the legislation and the agreement assure to each party.

9.7. This agreement compels the parties and their successors, on any account.

9.8. Parties immediately agree that there being reciprocal credits, independently of their origin and their binding to the object of this Agreement, they can be cleared until their respective limits, being such clearance processed by means of a notification and consequent concord between the Parties. Said notification and concord shall be formalized in writing, in detailed specific way, indicating the credits to be cleared.




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


10- VENUE

10.1. It is hereby appointed the Central Court of the Sao Paulo County -SP, which shall have jurisdiction to settle any issues arisen from the performance of the present agreement, being any other excluded, however privileged.

 In witness whereof, the Parties enter into the present Agreement of Availability of Advertising Space, in three (3) counterparts of equal form and content, each one to be deemed as an original, in the presence of the two (2) undersigned witnesses.


Sao Paulo, December 3, 2002.


TELECOMUNICACOES DE SAO PAULO S.A - TELESP

/s/ FABIO SILVESTRE MICHELI                              /s/ LUIS ANTON PANSIN
---------------------------                              ---------------------
Fabio Silvestre Micheli                                  LUIS ANTON PANSIN
Vice President for Commercial and Residential Markets    Network Vice President


AOL

/s/ MILTON DA ROCHA CAMARGO
---------------------------
MILTON DA ROCHA CAMARGO
President
AOL Brasil Ltda.


WITNESSES:


1.       /s/ CESAR E JEMS JR.
         -------------------------
         Name  CESAR E JEMS JR.
         Identity Card n(0):
         Enrollment in the Individual Taxpayers'Registry:

2.       /s/ FABIO ABREU CARVALHO
         -------------------------
         Name  FABIO ABREU CARVALHO
         Identity Card n(0):
         Enrollment in the Individual Taxpayers'Registry:





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


                                    EXHIBIT I


AOL BRASIL'S PRICE LIST


----------------------------------------------------------------------------
            Product                              Format              Price
----------------------------------------------------------------------------
                banner/botoes
----------------------------------------------------------------------------
CPM AOL Full banner                              468X60                [**]
----------------------------------------------------------------------------
CPM AOL Half banner                              234X60                [**]
----------------------------------------------------------------------------
CPM Chat                                        120 X60                [**]
----------------------------------------------------------------------------
CPM Sponsorship                                  88X31                 [**]
----------------------------------------------------------------------------
CPM AIM                                         120 X60                [**]
----------------------------------------------------------------------------
CPM ICQ                                          468X60                [**]
----------------------------------------------------------------------------
 Editorial Links                                  text                 [**]
----------------------------------------------------------------------------
                   Pop Ups
----------------------------------------------------------------------------
Pop Up for the basis                            320X205                [**]
----------------------------------------------------------------------------
Regionalized Pop Up                             320X205                [**]
----------------------------------------------------------------------------
Pop Up channel                                  200X200                [**]
----------------------------------------------------------------------------
Pop Up web                                      320X205                [**]
----------------------------------------------------------------------------
               Newsletters AOL
----------------------------------------------------------------------------
Banner                                           468X60                [**]
----------------------------------------------------------------------------
Sponsor button                                  120 X60                [**]
----------------------------------------------------------------------------
Editorial Links                                   text                 [**]
----------------------------------------------------------------------------
                  AOL Busca
----------------------------------------------------------------------------
5 terms in  AOL Search                           468X60                [**]
----------------------------------------------------------------------------
5 terms in AOL Search + recommended sites        468X60                [**]
----------------------------------------------------------------------------
               other products
----------------------------------------------------------------------------
Online Research                                                        [**]
----------------------------------------------------------------------------
Customized webcards                             2 cards                [**]
----------------------------------------------------------------------------
Hot site                                      1 to3 pages              [**]
                                              in rainman
Slide-show                                                             [**]
----------------------------------------------------------------------------
Key word (for two months)                                              [**]
----------------------------------------------------------------------------
Chat Tool                                                              [**]
----------------------------------------------------------------------------
Messages Board                                                         [**]
----------------------------------------------------------------------------
Photographs Gallery                                                    [**]
----------------------------------------------------------------------------
                  Easy Map
----------------------------------------------------------------------------
CPM  468X60                                                            [**]
----------------------------------------------------------------------------
CPM  468X60 segmented                                                  [**]
----------------------------------------------------------------------------
Layer (one month)                                                      [**]
----------------------------------------------------------------------------

----------------------------------------------------------------------------




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



                                   EXHIBIT II


-------------------------------------------
   AMOUNT OF AOL'S    MONTHLY AMOUNT DUE
     SUBSCRIBERS             (R$)
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------
        [**]                 [**]
-------------------------------------------

Intermediate amounts will be calculated through a linear interpolation between the immediately previous amount and the immediately subsequent amount of the list above.

Amounts higher than [**] subscribers will be linearly extrapolated, as of the [**] amounts in the list.






                                       11